UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1015 O’Brien Dr.

Menlo Park, CA 94025

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth below, Cyngn Inc. (the “Company”) held its Annual Meeting of Stockholders at which stockholders voted to approve an amendment to the Company’s certificate of incorporation, as amended and restated, to increase the number of authorized common stock from 100,000,000 to 200,000,000 shares. On November 9, 2023, the Company filed a Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) reflecting an increase in the Company’s authorized shares of common stock from 100,000,000 to 200,000,000.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2023, the Company held its Annual Meeting of Stockholders. A total of 22,587,400 shares of common stock representing 65% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

Ms. Karen Macleod and Mr. James McDonnell were each elected as Class II directors of the Company to serve until the Company’s 2026 annual meeting of stockholders.

The stockholders approved the amendment to the Company’s certificate of incorporation, as amended and restated, to increase the number of shares of authorized common stock from 100,000,000 to 200,000,000.

The stockholders approved the amendment to the Company’s 2021 Equity Incentive Plan to (i) increase the number of shares of common stock authorized for issuance thereunder by 5,000,000 and (ii) amend certain language relating to the automatic increase “evergreen” clause within the plan.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final voting results on these matters were as follows:

1. Election of Class II Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Karen Macleod	18,183,426	583,230	3,830,744
James McDonnell	18,052,871	713,785	3,830,744

2. Increase in the Number of Shares of Authorized Common Stock:

Votes For	Votes Against	Votes Abstained
21,340,575	1,217,182	29,643

3. 2021 Equity Incentive Plan Amendment:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,666,642	1,076,936	23,078	3,830,744

4. Ratification of appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Votes Abstained
22,384,242	74,762	128,396

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023

CYNGN INC.

By:	/s/ Donald Alvarez
Donald Alvarez
Chief Financial Officer